                      CONSENT OF REZNICK FEDDER & SILVERMAN


                             -----------------------


We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) of Apartment Investment and Management Company (AIMCO) and to the incorporation by reference therein of our report(s) dated as per the attached schedule, with respect to the financial statements of the partnerships per the attached schedule as of and for the year ended December 31, 1994, incorporated by reference in AIMCO's Current Report on Form 8-K dated April 16, 1997, as amended, filed with the Securities and Exchange Commission.

                                                  /s/ Reznick Fedder & Silverman
                                                      REZNICK FEDDER & SILVERMAN




Bethesda, Maryland
April 28, 1997


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                                   ATTACHMENT

                            SCHEDULE OF PARTNERSHIPS


PARTNERSHIP NAME                                                      DATED

Beautiful Village Associates Redevelopment Company          February 8, 1995
Branchwood Towers Limited Partnership                       February 7, 1995
Citrus Park Associates, Ltd.                                January 31, 1995
Community Circle II Limited                                 January 26, 1995
Copperstone Limited Partnership                             January 19, 1995
Diakonia Associates Limited Partnership                     January 31, 1995
Easton Terrace I Associates                                 January 24, 1995
Easton Terrace II Associates                                February 9, 1995
Eastridge Apartments                                        January 13, 1995
Emory Grove Associates Limited Partnership                  February 6, 1995
First Alexandria Associates                                 January 20, 1995
Flatbush NSA Associates                                     January 30, 1995
Franklin Square School Associates                           January 12, 1995
Gates Mill I Limited Partnership                            February 1, 1995
Grosvenor House Associates Limited Partnership              February 10, 1995
Harris Park Limited Partnership                             February 8, 1995
Hollybush Gardens I                                         January 27, 1995
Hollybush Gardens II                                        January 27, 1995
Intown West Associates Limited Partnership                  January 27, 1995
Lake Avenue Associates                                      February 6, 1995
Lake Crossing Limited Partnership                           January 11, 1995
Lakehaven Associates One                                    January 25, 1995
Lakehaven Associates Two                                    January 20, 1995
Linden Court Associates                                     January 30, 1995
Loudoun House Limited Partnership                           February 13, 1995
Monaco Arms Associates I                                    January 30, 1995
Monaco Arms Associates II                                   January 25, 1995
Muske Limited Partnership                                   February 3, 1995
Natick Associates                                           January 31, 1995
Oakcrest Terrace Apartments                                 February 8, 1995
Oakwood Limited Partnership                                 February 3, 1995
Parkview Associates                                         January 20, 1995
Queenstown Apartments Limited Partnership                   February 9, 1995
Rancho Townhouse Associates                                 February 3, 1995
Ruscombe Gardens Limited Partnership                        January 30, 1995
Sencit - Jacksonville Company LTD                           January 14, 1995
Sheffield Associates                                        February 8, 1995
Snap IV Limited Partnership                                 January 31, 1995
Tara Bridge Limited Partnership                             January 20, 1995
Twin Towers Associates                                      February 10, 1995
Tyec Associates Limited Partnership                         January 13, 1995
Urbanization Maria Lopez Housing Company                    February 3, 1995
Westminster Associates                                      January 31, 1995
Wollaston Manor Associates                                  January 25, 1995
Woodside Village Limited Partnership                        January 13, 1995